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Exhibit 10.7(g)

                                 AMENDMENT NO. 5

                                       TO

                         EXECUTIVE EMPLOYMENT AGREEMENT

      Reference is hereby made to the Executive Employment Agreement dated April 6, 2002, as amended, (the "Agreement") between you and BMC Software, Inc. (the "Company"). For good and valuable consideration, the receipt of which is hereby mutually acknowledged, you and the Company have agreed to amend the Agreement effective November 1, 2004 as follows:

      1.    Section 2.3
            Effective November 1, 2004, your title will be Senior Vice President Worldwide Marketing & Corporate Strategy.

      2.    Section 3.1(a)
            Your salary will remain at $425,000 per annum.

      3.    Section 3.1(e)
            You will continue to be eligible for a cash bonus target incentive equal to 150% of your salary and payable in accordance with the Company's annual incentive plan.

      4. The provisions of Section 6.1(f) of the Agreement, which the Company acknowledges became operative for you on November 1, 2004, are hereby extended at your election until December 31, 2005.

      IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first written above.

                                                    BMC Software, Inc.

                                                    By: /s/ Jerome Adams
                                                    SVP - Administration

Accepted and Agreed to:

/s/ Darroll Buytenhuys
Darroll Buytenhuys

                                       5